SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 30, 2003

           CARNIVAL CORPORATION                           CARNIVAL PLC
           --------------------                           ------------
         (Exact name of registrant                  (Exact name of registrant
         as specified in its charter)              as specified in its charter)

            REPUBLIC OF PANAMA                          ENGLAND AND WALES
            ------------------                          -----------------
       (State or other jurisdiction               (State or other jurisdiction
             of incorporation)                            of incorporation)

                  I-9610                                     I-15136
                  ------                                     -------
         (Commission File Number)                    (Commission File Number)

               59-1562976                                     NONE
               ----------                                     ----
             (I.R.S. Employer                            (I.R.S. Employer
             Identification No.)                        Identification No.)

         3655 N.W. 87TH AVENUE,                      3655 N.W. 87TH AVENUE,
        MIAMI, FLORIDA 33178-2428                    MIAMI, FLORIDA 33178-2428
        -------------------------                    -------------------------
      (Address of principal executive            (Address of principal executive
                  offices)                                   offices)

              (305) 599-2600                             (305) 599-2600
              --------------                             --------------
       (Registrant's telephone number,          (Registrant's telephone number,
             including area code)                      including area code)

Item 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  On April 30, 2003, Carnival Corporation issued a press release relating to the closing of its private placement of its convertible senior debentures due 2033, which resulted in $500 million in gross proceeds to Carnival Corporation. The press release relating to the closing of the transaction is attached as Exhibit 99.1 to this report and is incorporated in this item by reference.


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1              Press Release of Carnival Corporation dated April 30, 2003

                                   Signatures


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



Date:  April 30, 2003              CARNIVAL CORPORATION



                                   By:  /s/ Arnaldo Perez
                                        ---------------------------------------
                                        Name:   Arnaldo Perez
                                        Title:  Senior Vice President,
                                                General Counsel and
                                                Secretary

Date:  April 30, 2003              CARNIVAL PLC



                                   By:  /s/ Gerald R. Cahill
                                        ---------------------------------------
                                        Name:   Gerald R. Cahill
                                        Title:  Senior Vice President
                                                Finance and Chief
                                                Financial Officer

                                  Exhibit List


EXHIBIT                                 DESCRIPTION
-------                                 -----------

99.1              Press Release of Carnival Corporation dated April 30, 2003.